Exhibit 99.2

Earnings Presentation July 2025 Great Southern Bancorp. Inc (NASDAQ: GSBC) Second Quarter Ended June 30, 2025

Forward - Looking Statements When used in this presentation and in other documents filed or furnished by the Company with or to the Securities and Exchange Commission (the “SEC”), in the Company's other press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “might,” “could,” “should,” "will likely result," "are expected to," "will continue," "is anticipated," “believe,” "estimate," "project," "intends" or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company. The Company’s ability to predict results or the actual effects of future plans or strategies is inherently uncertain, and the Company’s actual results could differ materially from those contained in the forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) the effects of any new or continuing public health issues on general economic and financial market conditions; (iv) fluctuations in interest rates, the effects of inflation or a potential recession, whether caused by Federal Reserve actions or otherwise; (v) the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; (vi) slower or negative economic growth caused by tariffs, changes in energy prices, supply chain disruptions or other factors; (vii) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for credit losses; (viii) the possibility of realized or unrealized losses on securities held in the Company's investment portfolio; (ix) the Company's ability to access cost - effective funding and maintain sufficient liquidity; (x) fluctuations in real estate values and both residential and commercial real estate market conditions; (xi) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber - attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiii) legislative or regulatory changes that adversely affect the Company's business; (xiv) changes in accounting policies and practices or accounting standards; (xv) results of examinations of the Company and Great Southern Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, change its business mix, increase its allowance for credit losses, write - down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xvi) costs and effects of litigation, including settlements and judgments; (xvii) competition; and (xviii) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which the Company operates. The Company wishes to advise readers that the factors listed above and other risks described in the Company’s most recent Annual Report on Form 10 - K, including, without limitation, those described under “Item 1A. Risk Factors,” subsequent Quarterly Reports on Form 10 - Q and other documents filed or furnished from time to time by the Company with the SEC (which are available on our website at www.greatsouthernbank.com and the SEC’s website at www.sec.gov), could affect the Company's financial performance and cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Great Southern Bancorp. Inc | 2

Executive Management Team Joseph W. Turner joined Great Southern in 1991 and became an officer of Bancorp in 1995. He was appointed to the Board of Directors of Bancorp and Great Southern in 1997 and has served as President and Chief Executive Officer since 2000. In this role, he has led the company’s strategic vision, financial growth, and operational execution, positioning Great Southern as a strong and competitive institution. Before joining Great Southern, Mr. Turner practiced law with Stinson LLP in Kansas City, Missouri, where he specialized in financial and corporate matters. His deep understanding of regulatory compliance, risk management, and corporate governance has been instrumental in guiding the bank’s financial strategy. Mr. Turner is the son of William V. Turner, Chairman of the Board, and the brother of Julie Turner Brown, a fellow director. He also serves on the board of CoxHealth, contributing expertise in financial oversight. His decades of leadership have driven Great Southern’s success, ensuring stability, disciplined management, and long - term value for shareholders. Joseph W. Turner President & Chief Executive Officer Rex A. Copeland Senior Vice President & Chief Financial Officer Rex A. Copeland has served as Senior Vice President, Chief Financial Officer, and Treasurer of Great Southern Bancorp, Inc. and Great Southern Bank since 2000. He oversees all financial functions of the company, including financial reporting, strategic planning, risk management, and capital allocation. With decades of experience in corporate finance, he has played a pivotal role in shaping financial policies, ensuring regulatory compliance, and optimizing efficiency. Before joining Great Southern, Mr. Copeland held leadership positions at H&R Block and Bank One Corporation, where he contributed to financial strategy and corporate accounting. He began his career as an auditor with Forvis Mazars, LLP (formerly BKD, LLP), developing a strong foundation in financial reporting, internal controls, and audit procedures. A Certified Public Accountant, he has expertise in financial management, corporate governance, and regulatory affairs. Mr. Copeland’s leadership has been instrumental in Great Southern’s stability and long - term growth. His financial expertise supports disciplined fiscal management and shareholder value. He remains active in industry organizations, offering insights on financial best practices and corporate strategy. Great Southern Bancorp. Inc | 3

Financial Performance Great Southern Bancorp. Inc (NASDAQ: GSBC) Quarter ended June 30, 2025

Highlights & Developments Great Southern Bancorp. Inc | 5 Earnings Growth : 2 Q 25 net income increased to $ 19 . 8 million ( $ 1 . 72 per diluted share) from $ 17 . 0 million ( $ 1 . 45 per diluted share) in 2 Q 24 , driven by strong growth in net interest income . Net Interest Income & Margin : Net interest income rose $4.2 million, or 8.9% year - over - year, to $51.0 million, with a net interest margin of 3.68%, up from 3.43% in 2Q24. Asset Quality: Non - performing assets were $8.1 million (0.14% of total assets), a $1.5 million decrease from December 31, 2024. The decrease demonstrates the Company’s disciplined approach to risk management and underwriting standards. Capital Strength: Stockholders' equity increased by $9.1 million to $622.4 million, compared to 1Q25. The increase reflects a tangible common equity to tangible assets ratio of 10.5% and sustained resilience in regulatory capital levels. Loan Portfolio Trends: Gross loans declined $157 million, or 3.3%, to $4.60 billion from 4Q24, primarily due to reductions in construction, commercial real estate, one - to four - family residential, and commercial business loans. This was partially offset by an increase in other residential (multi - family) loans. 2Q24 1Q25 2Q25 ($000S EXCEPT PER SHARE DATA) INCOME STATEMENT $46,818 $49,334 $50,963 Net Interest Income $16,988 $17,160 $19,786 Net Income $1.45 $1.47 $1.72 Earnings per Diluted Common Share 4Q24 2Q25 BALANCE SHEET $599,568 $622,368 Total Stockholders’ Equity $4,761,848 $4,604,943 Loans Receivable, Gross $4,605,549 $4,684,126 Total Deposits 2Q24 1Q25 2Q25 ASSET QUALITY RATIOS 1.39% 1.36% 1.41% Allowance for Credit Losses to Period - End Loans 0.34% 0.16% 0.14% Non - Performing Assets to Period - End Assets (0.01)% 0.00% (0.01)% Annualized Net Charge - Offs (recoveries) to Average Loans

$46,818 $49,334 $50,963 3.43% 3.57% 3.68% 2Q24 1Q25 2Q25 Income Statement Net Income Growth: GSBC reported net income of $19.8 million in 2Q25, a 16.5% increase from $17.0 million in 2Q24. Earnings Per Share: Earnings per diluted common share rose to $1.72 in 2Q25 from $1.45 in 2Q24, marking a 18.6% increase. Interest Expense Contraction: Total interest expense declined to $30.0 million in 2Q25, a reduction of $4.1 million from 2Q24, primarily due to lower costs on deposit accounts and other borrowings. Net Interest Income: There was an 8.9% increase in net interest income, reaching $51.0 million in 2Q25, compared to $46.8 million in 2Q24. Net Interest Margin: Net interest margin improved by 25 basis points, standing at 3.68% in 2Q25, up from 3.43% in 2Q24. Net Interest Margin & Net Interest Income In Thousands Net Interest Margin Net Interest Income Great Southern Bancorp. Inc | 6

$269 $262 $411 $1,230 $1,215 $1,266 $3,588 $3,234 $3,444 $1,127 $601 $893 $136 $243 $340 $3,490 $1,059 $1,886 ($7) 2Q24 ($24) 1Q25 ($28) 2Q25 Non - Interest Income In Thousands Other income Loss on derivative interest rate products Late charges and fees on loans Net gains on loan sales POS and ATM fee income and service charges Overdraft and Insufficient funds fees Commissions Non - Interest Income Total Non - Interest Income: $8.2 million, a 16.5% decrease from $9.8 million in 2Q24. POS and ATM fee income and service charges: $3.4 million, down 4.0% from $3.6 million in 2Q24. Overdraft and insufficient funds fees: $1.3 million, a 2.9% increase from $1.2 million in 2Q24. Late charges and fees on loans: $340,000, a 150.0% increase compared to $136,000 in 2Q24. Other Non - Interest Income: $1.9 million, a 46.0% decrease from $3.5 million in 2Q24. Net gains on loan sales: $893,000, down 20.8% from $1.1 million in 2Q24. Loss on derivative interest rate products: Negative $28,000, compared to negative $7,000 in 2Q24. Great Southern Bancorp. Inc | 7

Non - Interest Expense Total Non - Interest Expense: $35.0 million, a $1.4 million decrease from $36.4 million in 2Q24. Net Occupancy and Equipment Expense: Net occupancy expenses increased to $8.4 million, a $594,000 increase year - over - year, driven by various components of computer license and support expenses to upgrade core systems which collectively increased by $502,000. Legal, Audit, and Other Professional Fees: Decreased by $935,000 to $929,000, compared to $1.9 million in 2Q24. Salaries and Employee Benefits: Increased by $119,000 to $20.0 million, compared to $19.9 million in 2Q24. The slight increase reflects consistent staffing levels and steady employee - related expenses. $19,886 $20,129 $20,005 $16,523 $14,693 $15,000 2Q24 2Q25 1Q25 All Other Non - Interest Expense Salaries & Employee Benefits Non - Interest Expense In Thousands Great Southern Bancorp. Inc | 8

$4,606 $4,758 $4,684 4Q24 1Q25 2Q25 $2,214.7 $2,248.3 $2,233.2 $842.9 $852.7 $859.9 $775.8 $761.7 $757.7 $772.1 $895.4 $833.3 $2,500 $2,000 $1,500 $1,000 $500 $0 4Q24 2Q25 Interest - bearing 1Q25 Non - Interest - bearing Time Brokered Great Southern Bancorp. Inc | 9 Deposits Interest - Bearing Deposits: Increased by $18.5 million, or 0.8%, compared to 4Q24, primarily driven by an increase in certain money market accounts. Non - Interest - Bearing Deposits: Increased by $17.0 million, or 2.0%, compared to the 4Q24. Time Deposits: Decreased by $18.1 million, or 2.3%, compared to 4Q24. Brokered Deposits: Increased by $61.2 million, or 7.9%, across various sources relative to 4Q24. Deposit Breakdown In Millions Total Deposits In Millions

Capital *Preliminary Mar. 31, 2025 Dec. 31, 2024 June 30, 2025* Consolidated Regulatory Capital Ratios 11.3% 11.4% 11.5% Tier 1 Leverage Ratio 12.4% 12.3% 13.0% Common Equity Tier 1 Capital Ratio 12.9% 12.8% 13.5% Tier 1 Capital Ratio 15.6% 15.4% 14.7% Total Capital Ratio 10.1% 9.9% 10.5% Tangible Common Equity Ratio $599.6 10.0% 10.2% $622.4 10.6% 4Q24 1Q25 2Q25 Stockholders’ Equity at June 30, 2025: $622.4 million, or 10.6% of total assets, up from $599.6 million (10.0% of total assets) at December 31, 2024. Stockholders’ Equity Key Drivers of Stockholders' Equity Growth: In Millions ● $36.9 million in net income. ● $2.0 million in stock option exercises. ● $9.2 million in cash dividends declared. ● $20.0 million in common stock repurchases. ● $13.0 million increase in stockholders’ equity from reduced AOCI Loss during the first six months of 2025. $613.3 Percentage of Total Assets Total Stockholders’ Equity Great Southern Bancorp. Inc | 10

11.4% 11.3% 11.5% 4Q24 1Q25 2Q25 12.3% 12.4% 13.0% 4Q24 1Q25 2Q25 15.4% 15.6% 14.7% 4Q24 1Q25 2Q25 Capital Position Total Capital Ratio Great Southern Bancorp. Inc | 11 CET1 Ratio Leverage Ratio Tangible Common Equity Ratio 9.9% 10.1% 10.5% 4Q24 1Q25 2Q25

Consumer* $167,318 4% Single Family Real Estate $815,971 18% Multi - family Real Estate $1,577,941 34% Commercial Real Estate $1,487,680 32% Commercial Business $195,082 4% Consumer* $164,576 4% Single Family Real Estate $829,949 17% Multi - family Real Estate $1,592,470 33% Commercial Real Estate $1,489,309 31% Commercial Business $217,100 5% Const & Land Dev $474,831 10% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $117,650 6 - 30 - 25 $4,610,559 *Includes Home Equity Loans of $114,333 3 - 31 - 25 $4,768,235 Const & Land Dev $366,567 8% Great Southern Bancorp. Inc | 12

Kansas City $228,661 5% St. Louis $771,765 16% Springfield $366,548 8% Missouri - Other $245,749 5% Iowa/Nebraska /South Dakota $388,611 8% Oklahoma $130,949 3% Denver $150,703 3% Georgia $145,112 3% Colorado - Other $166,326 3% Dallas $247,555 5% Chicago $157,354 3% Texas - Other $366,734 8% Phoenix $135,335 3% Midwest Region $248,570 5% Florida $158,748 3% Other Region $116,663 2% Loan Growth by Region Gross Loans [in thousands] Southern Region $389,465 9% Minnesota $353,387 8% 6 - 30 - 25 $4,610,559 3 - 31 - 25 $4,768,235 Kansas City $203,534 4% St. Louis $791,838 16% Springfield $369,144 8% Minnesota $342,622 8% Denver 3% Colorado - Other $131,473 3% Chicago $158,884 3% Georgia $131,287 3% Dallas $220,073 5% Texas - Other $358,776 8% Phoenix $135,679 3% Florida $149,293 3% Midwest Region $255,285 6% Southern Region $372,672 9% Other Region $112,854 2% Missouri - Other $235,629 5% Iowa/Nebraska /South Dakota $372,469 8% Oklahoma $139,131 $129,917 3% Great Southern Bancorp. Inc | 13

Asset Quality Metrics Non - Performing Assets (NPAs): Decreased to $8.1 million, representing 0.14% of total assets, down from $9.5 million (0.16% of total assets) in 1Q25. Allowance for Credit Losses (ACL): Remained stable at 1.41% of total loans, a slight increase from 1.36% in 1Q25. Net Charge - Offs: Net recoveries totaled $111,000 for the quarter, representing (0.01)% of average loans on an annualized basis, compared to net recoveries of $168,000, or (0.01)%, in 2Q24. Provision (Credit) for Credit Losses on Loans and Unfunded Commitments: Recorded a negative provision of $110,000, compared to a negative provision of $607,000 in 2Q24, as part of our disciplined approach to credit risk management. Net Charge - Offs (Recoveries) ($168,000) $56,000 ($111,000) 2Q24 1Q25 2Q25 $9.6 $9.5 $8.1 0.16% 0.14% 2Q25 Non - Performing Assets Dollars in Millions 0.16% 4Q24 1Q25 Non - Performing Assets to Period - End Assets Non - Performing Assets Great Southern Bancorp. Inc | 14

Non - GAAP Reconciliation Great Southern Bancorp. Inc | 15 This document contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”), specifically, the ratio of tangible common equity to tangible assets. In calculating the ratio of tangible common equity to tangible assets, we subtract period - end intangible assets from common equity and from total assets. Management believes that the presentation of this measure excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as it provides a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing a measure that excludes balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that this is a standard financial measure used in the banking industry to evaluate performance. This non - GAAP financial measurement is supplemental and is not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non - GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non - GAAP Reconciliation Great Southern Bancorp. Inc | 16 Non - GAAP Reconciliation: Ratio of Tangible Common Equity to Tangible Assets June 30, 2025 December 31, 2024 (Dollars in thousands) $ 599,568 $ 622,368 Common equity at period end 10,094 9,877 Less: Intangible assets at period end $ 589,474 $ 612,491 Tangible common equity at period end (a) $ 5,981,628 $ 5,854,672 Total assets at period end 10,094 9,877 Less: Intangible assets at period end $ 5,971,534 $ 5,844,795 Tangible assets at period end (b) 9.87% 10.48 % Tangible common equity to tangible assets (a) / (b)

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Jeff Tryka (616) 233 - 0500 - GSBC@lambert.com Investor Relations